                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant   [ ]

Filed by a Party other than the Registrant   [ x ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                                 SISCOM, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

       Neuman & Drennen, LLC, 1507 Pine Street, Boulder, Colorado  80302
      -------------------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
          _________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
          _________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
          _________________________________________________________________
     5)   Total fee paid:
          _________________________________________________________________

[ ]  Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: _________________________________________
     2)   Form, Schedule or Registration Statement No.:
          _________________________________________________________________
     3)   Filing Party:
          _________________________________________________________________
     4)   Date Filed: _____________________________________________________

                                 SISCOM, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 12, 1998

The Annual Meeting of Shareholders of Siscom, Inc. ("SISCOM" or the "Company") will be held at 7464 Arapahoe Avenue, Suite B-17, Boulder, Colorado 80303, on January 12, 1998 at 11:00 o'clock a.m. Mountain Standard Time, for the purpose of considering and voting upon the following:

     1. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

     2. To increase the number of shares which may be issued pursuant to the exercise of options granted under the Company's 1994 Stock Incentive Plan by an additional 500,000 shares.

     3. Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of SISCOM common stock of record at the close of business on December 18, 1997 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended June 30, 1997, will be mailed to shareholders concurrently with the mailing of the Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTION ON THE PROXY FORM.

                                        SISCOM, INC.


                                        /s/ Robert D.S. Turner
                                        ------------------------------
                                        Robert D.S. Turner, Secretary

                                 SISCOM, INC.

                       7464 Arapahoe Avenue, Suite B-17
                            Boulder, Colorado 80303

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished to the Shareholders of SISCOM, INC. (respectively, the "Shareholders" and the "Company" or "SISCOM") in connection with the solicitation by the Company of proxies to be used at the Annual Meeting of Shareholders on January 12, 1998 (the "Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Meeting and, where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted FOR the election of five (5) Directors of the Company, FOR the proposal of the Company's Board of Directors to increase the number of shares which may be issued pursuant to the exercise of options granted under the Company's 1994 Stock Incentive Plan by an additional 500,000 shares, and according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Meeting or any adjournment thereof.

     ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE COMPANY SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

     This Statement is being mailed on or about December 19, 1997, to Shareholders eligible to vote at the Meeting. Concurrently with the mailing of this Statement, the Company is furnishing to Shareholders its Annual Report for its fiscal year ended June 30, 1997.

     The Company is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Shareholders and brokers by one or more of the Directors or by Officers or employees of the Company. The Company may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations, hence it cannot identify any parties or estimate the cost of such solicitation.

     Only Shareholders of record as of the close of business on December 18, 1997 (the "Record Date"), will be entitled to vote at the Meeting. Representation of a majority of the Company's shares of common stock and preferred stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares represented at the Meeting shall decide the proposals to be voted upon at the Meeting. As of December 12, 1997, the Company had outstanding 5,097,687 shares of common stock and 4,000,000 shares of preferred stock (collectively the "shares"), with each share being entitled to one vote.

1.   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS.
     ------------------------------------------------------------
     The following table sets forth, as of the date of this Proxy Statement, and as adjusted for the sale of Option Stock, the stock ownership of each person known by the Company to be the beneficial owner of five (5%) percent or more of the Company's Common Stock, all directors and officers individually, and all directors and officers of the Company as a group. Each person has sole voting and investment power with respect to the shares shown, except as noted.

                                             Shares Beneficially Owned
  Name & Address                           ----------------------------
   of Beneficial Owner                       Number         Percent (1)
--------------------------------           -----------      -----------
Michael J. Ellis (2)
7464 Arapahoe Avenue, Suite B-17
Boulder, Colorado  80303                    1,287,160         23.06%

C.M. Capital Corporation
525 University Ave., Suite 1500
Palo Alto, California  94301                  700,000         13.73%

Robert D.S. Turner (3)
7464 Arapahoe Avenue, Suite B-17
Boulder, Colorado  80303                      156,832          3.04%

Mark S. Boledovich (4)
7464 Arapahoe Avenue, Suite B-17
Boulder, Colorado  80303                      333,332          6.37%

Maxim C.W. Webb (5)
875 Prospect Street, Suite 301
La Jolla, California 92037                  4,000,000         43.97%

John R. Hart (5)
875 Prospect Street, Suite 301
La Jolla, California 92037                  4,000,000         43.97%

All Officers and Directors
as a Group (5 Persons)                      5,777,324         55.71%

-------------------------------

(1) Shares not outstanding but beneficially owned by virtue of the individuals' right to acquire them as of the date of this Proxy Statement, or within sixty (60) days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent of the class owned by the group.

(2) Includes Incentive Stock Options exercisable to acquire up to 416,666 shares of the Company's Common Stock and 66,666 shares of the Company's Common Stock at exercise prices of $.22 per share and $.374 per share, respectively. Does not include Incentive Stock Options exercisable to acquire up to 83,334 shares of the Company's Common Stock and 33,334 shares of the Company's Common Stock at exercise prices of $.22 per share and $.374 per share, respectively, which Options are subject to future vesting.

(3) Includes Incentive Stock Options exercisable to acquire up to 20,832 shares of the Company's Common Stock and 36,000 shares of the Company's Common Stock at exercise prices of $.20 per share and $.34 per share, respectively. Does not include Incentive Stock Options exercisable to acquire up to 4,168 shares of the Company's Common Stock and 18,000 shares of the Company's Common Stock at exercise prices of $.20 per share and $.34 per share, respectively, which Options are subject to future vesting.

(4) Does not include Incentive Stock Options exercisable to acquire up to 83,332 shares of the Company's Common Stock and 50,000 shares of the Company's Common Stock at exercise prices of $.20 per share and $.34 per share, respectively. Also does not include Incentive Stock Options exercisable to acquire up to 16,668 shares of the Company's Common Stock and 25,000 shares of the Company's Common Stock at exercise prices of $.20 per share and $.34 per share, respectively, which Options are subject to future vesting.

(5) Consists of 4,000,000 shares of the Company's Convertible Preferred Stock beneficially owned by Global Equity Corporation, a Canadian corporation ("Global"). Messrs. Webb and Hart currently serve as executive officers of Global, and Mr. Hart also serves as a director of Global, and, as such, both would be deemed to exercise voting and investment control with respect to the shares of Preferred Stock owned by Global. Messrs. Webb and Hart each disclaim beneficial ownership of the shares of Preferred Stock owned by Global for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.


2.   ELECTION OF DIRECTORS.
     ----------------------
     The Directors have voted to nominate five (5) directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a director of the Company. All of the nominees are currently directors of the Company.

     The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:


       Name                         Age                  Position
------------------------           -----          -------------------------
  Michael J. Ellis                  50            Chairman of the Board,
                                                  President and CEO

  Robert D. S. Turner               58            Director, Secretary and
                                                  Director of Marketing

  Mark S. Boledovich                45            Director, V.P. of Field
                                                  Operations

  Maxim C.W. Webb                   36            Director

  John R. Hart                      38            Director
----------------------

     MICHAEL J. ELLIS. Mr. Ellis has been Chairman of the Board, President and Chief Executive Officer of the Company since February, 1985. Mr. Ellis was a founder and the President of DI-SYS, Ltd., a wholly owned subsidiary of the Company from December, 1982 to February, 1985.

     ROBERT D.S. TURNER. Mr. Turner joined the Company as Director of Marketing in February, 1990. On August 24, 1990, he was elected Secretary of the Company. Prior to joining SISCOM, from January, 1989 to February, 1990, Mr. Turner had been Branch Manager of Structural Dynamics Research
Corporation, Englewood, Colorado, a manufacturer of computer software.   From
February, 1982 to December, 1988, Mr. Turner was Western Regional Manager - Federal Sales, for Calma Company, a wholly owned subsidiary of General Electric, engaged in the design, manufacture and sale of high performance graphic systems.

     MARK S. BOLEDOVICH. Mr. Boledovich was with DI-SYS, Ltd., a wholly owned subsidiary of SISCOM, since September, 1984, and became Vice President of Field Operations for SISCOM in November, 1986. For four (4) years prior to joining the Company, he was Operations Manger for TENTIME, a computer timesharing service bureau.

     JOHN R. HART. Mr. Hart was appointed to the Company's Board of Directors in November, 1996, in conjunction with the Global Equity Corporation transaction described below. After graduating from Pomona College in 1982 with a B.A. degree in Economics, he began his investment career with a firm which was a pioneer in developing computerized analytical systems for portfolio management and trading. This led to a partnership in the investment banking firm of Detwiler, Ryan & Company, a partnership that specialized in providing merger and acquisition advice and institutional portfolio management consultation services. Mr. Hart is President, CEO, and a Director of PICO Holdings, Inc., a publicly traded corporation listed on the Nasdaq National Market System, as well as various subsidiaries of PICO Holdings, Inc.; President, CEO and a Director of Global Equity Corporation, a publicly traded corporation listed on the Toronto Stock Exchange and the Montreal Stock Exchange; and a Director of PC Quote, Inc., a publicly traded corporation listed on the American Stock Exchange.

     MAXIM C.W. WEBB. Mr. Webb was appointed to the Company's Board of Directors in November, 1996, in conjunction with the Global Equity Corporation transaction. Mr. Webb currently serves as a Senior Investment Analyst with Global Equity Corporation (f/k/a The Ondaatje Corporation), a Canadian corporation having its principal offices in Toronto, Ontario, Canada. Mr. Webb joined Global Equity Corporation in 1993, and was initially responsible for setting up the Global Equity Corporation's Asian corporate finance activities. Prior to joining Global Equity Corporation, he worked for KPMG Peat Marwick in its London and Toronto offices with responsibilities for managing a variety of client merger and acquisition, corporate disposal and due diligence assignments. Mr. Webb graduated with a degree in Zoology from London University in 1982 and qualified as a Chartered Accountant in 1987.

     Each Director will be elected to serve until the next Annual Meeting of Shareholders in 1998 or until a successor is duly elected and qualified.

     During the fiscal year ended June 30, 1997 ("fiscal 1997"), four (4) meetings of the Board of Directors were held, including regularly scheduled and special meetings. All incumbent directors attended at least 75% of the Board meetings. Outside directors were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a director. Other than the foregoing, during the fiscal year ended June 30, 1997, no director received any additional compensation or remuneration in connection with his services as a member of the Company's Board of Directors.

     During the fiscal year ended June 30, 1997, the Company did not have standing Audit, Compensation or Nominating Committees of the Board of Directors. However, during fiscal 1998, the Company plans to form Audit and Compensation Committees of the Board of Directors. No member of the Audit Committee will receive any additional compensation for his service as a member of that Committee. The Audit Committee will be responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, and plan and long-term commitments. To accomplish this, the Audit Committee will oversee the external audit coverage, including the annual nomination of the independent public accountants, review accounting policies and policy decisions, review the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, review with Management the Management's Discussion and Analysis section of the Annual Report, review the letter of Management Representations given to the independent public accountants, meet privately with the independent public accountants to discuss all pertinent matters, and report regularly to the Board of Directors regarding its activities.

     The Compensation Committee will be responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management incentive compensation plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of incentive stock options to key employees under the Company's Incentive Stock Plan, and reporting regularly to the Board of Directors with respect to its recommendations. No member of the Compensation Committee will receive any additional compensation for his service as a member of that Committee.

     The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of Shareholders. Each executive officer will hold office until his successor is duly elected and qualified, until his resignation or until he is be removed in the manner provided by the Company's ByLaws.

     There were no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. Likewise, with the exception of the appointment of Messrs. Webb and Hart to the Board of Directors pursuant to the terms of the agreement with Global Equity Corporation described below, no other arrangements or understandings exist between any director or executive officer and any other person pursuant to which any director or executive officer was elected as such.

     None of the foregoing Directors or executive officers has, during the past five years:

          (1) Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

          (2) Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

          (3) Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and/or

          (4) Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.


     AGREEMENT WITH GLOBAL EQUITY CORPORATION
     ----------------------------------------
     On September 12, 1996, the Company entered into an agreement to sell 4,000,000 shares of newly issued convertible preferred stock (the "Preferred Shares") to Global Equity Corporation ("Global") for $1,000,000. As part of the sale of the Preferred Shares, and so long as Global owns any Preferred Shares, the Company has agreed to take all necessary action to establish the size of its Board of Directors at five (5) directors and to take all necessary and appropriate action to elect or appoint to the Company's Board of Directors two representatives designated by Global. Following consummation of the sale of the Preferred Shares, Global designated Messrs. Webb and Hart as its representatives. Messrs. Webb and Hart were thereafter appointed to the Company's Board of Directors effective November 13, 1996, served as members of the Company's Board of Directors during fiscal 1997, and have been nominated to serve as members of the Company's Board of Directors during fiscal 1998. Mr. Webb is currently Senior Investment Analyst for Global, and Mr. Hart currently serves as Global's President and CEO.


3.   LEGAL PROCEEDINGS.
     ------------------
     As of the date of this Proxy Statement, there exist no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.


4.   COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.
     --------------------------------------------------
     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires any person who owns more than ten percent (10%) of any class of any equity security which is registered pursuant to Section 12 of the Exchange Act, or who is a director or an officer of the issuer of such security, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater than ten-percent shareholders are also required by SEC regulation to furnish the issuer of such securities with copies of all Section 16(a) reports filed.

     Specific due dates for these reports have been established and the Company is required to report any failure to file by these dates during the last fiscal year. During the last fiscal year, the Company's directors, officers and 10% holders each failed to file one required report in a timely fashion. In making these statements, the Company has relied on the written representation of its directors and officers or copies of the reports that they have filed with the Commission, with copies to the Company.


5.   EXECUTIVE COMPENSATION.
     -----------------------
     The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

                                                TABLE 1

                                      Summary Compensation Table
                                      --------------------------

                                                                  Long Term Compensation
                                                        ---------------------------------------
                          Annual Compensation                  Awards               Payouts
                  -----------------------------------  ----------------------  ----------------
                                               Other                                      All
                                              Annual   Restricted                        Other
Name and                                      Compen-     Stock     Options/    LTIP    Compen-
Principal                  Salary    Bonus    sation    Award(s)      SARs     Payouts  sation-
Position          Year       ($)      ($)     ($)(1)       ($)         (#)       ($)      ($)
----------------  -----   --------   -----   --------  ----------   --------   -------  -------
Michael J. Ellis  1997     120,000    -0-       -0-        -0-         -0-       -0-      -0-
Chairman,
President,        1996     90,000     -0-       -0-        -0-         -0-       -0-      -0-
and CEO
                  1995     90,000     -0-       -0-        -0-         -0-       -0-      -0-

----------------------------

(1) All executive officers of the Company participate in the Company's group health insurance plan. However, no executive officer received perquisites and other personal benefits which, in the aggregate, exceeds the lesser of either $50,000 or 10% of the total annual salary and bonus paid during the respective fiscal years.


     1988 Qualified and 1987 Nonqualified Stock Option Plans
     -------------------------------------------------------
     The Company has one qualified stock option plan (the "1988 Plan") and a nonqualified stock option plan (the "1987 Plan") for the benefit of the Company's officers, directors and key employees. The 1988 Plan expires in November, 1998 and includes 130,000 shares reserved for possible issuance.
The 1987 Plan expires in 1997. Under the 1987 Plan, 190,000 shares of the Company's Common Stock have been reserved for possible issuance. Grants under both plans are to be made at the fair market value of the underlying shares on the date of grant. In prior years, options exercisable to purchase up to 32,500 shares of the Company's Common Stock were granted pursuant to the 1987 Plan, all of which subsequently expired unexercised.

     In June, 1993 and June, 1994, the Board of Directors granted nonqualified stock options to two (2) directors/employees and one (former) employee, exercisable to purchase an aggregate of 300,000 shares of the Company's Common Stock and 50,000 shares of the Company's Common Stock at exercise prices of $.02 per share and $.20 per share, respectively. Those options exercisable to purchase up to 300,000 shares of the Company's Common Stock granted to the two (2) directors/employees were exercised during March, 1995.

     In July, 1994, the Company appointed an outside director to the Company's Board of Directors at which time the Company granted to this director nonqualified stock options exercisable to purchase 20,000 shares of the Company's Common Stock at an exercise price of $.20 per share. The options have a term of five years and are currently exercisable. As of the date of this Proxy Statement, these options have not been exercised.

     In December, 1994, the Company appointed an outside director to the Company's Board of Directors at which time the Company granted to this director nonqualified stock options exercisable to purchase 20,000 shares of the Company's Common Stock at an exercise price of $.20 per share. The options have a term of five years and are currently exercisable. As of the date of this Proxy Statement, these options have not been exercised.

     In December, 1994, the Company retained a third party consultant to serve as a business advisor to the Company, at which time the Company granted to this individual nonqualified stock options exercisable to purchase 20,000 shares of the Company's Common Stock at an exercise price of $.20 per share. The options have a term of five years and are currently exercisable. As of the date of this Proxy Statement, these options have not been exercised.

     In fiscal 1995, the Company granted non-qualified stock options exercisable to purchase up to 300,000 shares of the Company's Common Stock at an exercise price of $.20 per share, including options exercisable to acquire up to 40,000 shares of the Company's Common Stock granted to two (2) directors of the Company. The options have a term of five years and are all currently exercisable.

     During fiscal 1996, the Company granted nonqualified stock options exercisable to purchase up to 157,500 shares of the Company's Common Stock at exercise prices ranging from $.28 per share to $.50 per share, including options exercisable to purchase up to 50,000 shares of the Company's Common Stock granted to directors of the Company and options exercisable to purchase up to 75,000 shares of the Company's Common Stock granted to a former officer of the Company. All options have a term of five years and all but 15,000 (which expired upon termination of an employee) are currently exercisable. In July 1996, the Company authorized the issuance of options exercisable to acquire an additional 120,000 shares of Company Common Stock at $.34 per share to a consultant of the Company, which will expire in July 1999.

     1989 Qualified Stock Purchase Plan
     ----------------------------------
     In 1989, the Company adopted an Employee Qualified Stock Purchase Plan (the "1989 Plan"). All full time employees of the Company who have completed six (6) months of employment and own less than five percent (5%) of the Company's Common Stock are eligible to participate in the 1989 Plan. The 1989 Plan makes available to eligible employees who elect to participate through payroll deductions up to 60,000 shares of the Company's authorized but unissued shares of Common Stock. As of the date of this Proxy Statement, 2,000 of these shares had been purchased under the 1989 Plan. The purchase price of the Common Stock purchased under the 1989 Plan is equal to eighty-five percent (85%) of the average of the high and low trading prices of the Company's Common Stock on the first or last business day of a six-month subscription period, whichever is lower.

     1994 Stock Incentive Plan
     -------------------------
     On October 24, 1994, the Board of Directors of the Company approved and adopted a Stock Incentive Plan (the "1994 Plan"). The 1994 Plan was subsequently approved by the Company's shareholders at a Special Meeting of Shareholders held October 23, 1995. Pursuant to the terms of the 1994 Plan, as amended, the Company's Board of Directors is authorized to issue options for the purchase of up to 1,500,000 shares of the Company's Common Stock to key employees of the Company. Options granted under the 1994 Plan are incentive stock options within the meaning of Section 422 of the Internal Revenue Code. They are exercisable at prices which were equal to at least one hundred percent (100%) of the fair market value of the Company's freely trading Common Stock on the date of grant, or in the case of an optionee who beneficially owns stock representing more than ten percent (10%) of the total combined voting power of the Company, the exercise price of the option is not less than one hundred and ten percent (110%) of the market price of the shares on the date of grant. Only key management and employees of the Company are eligible to participate in the 1994 Plan.

     The 1994 Plan is administered by the Board of Directors, which determines eligible employees, the times and numbers of options to be granted, and the periods for which such options may be granted. There are limitations on the number of options which may be granted and the aggregate fair market value of the stock in any given year. All options granted under the 1994 Plan are subject to vesting over a period of three (3) years from the date of grant.

     As of June 30, 1997, incentive stock options to purchase 1,555,500 shares of Common Stock were outstanding and unexercised, having exercise prices ranging from $0.20 per share to $0.67 per share. As these grants are in excess of the amount reserved for issuance under the 1994 Plan, the Board of Directors is proposing that an additional 500,000 shares be authorized to be issued pursuant to the exercise of options granted under the 1994 Plan (See
Item 6 below). If approval is not obtained, such options will remain outstanding as non-qualified stock options. During the Company's fiscal year ended June 30, 1997, no options were exercised.

     The following table sets forth certain information concerning the exercise of incentive stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options on an aggregated basis:

                                                TABLE 2

                          Aggregated Option/SAR Exercises in Last Fiscal Year
                                     and FY-End Option/SAR Values
                                                                                      Value of
                                                                  Number of          Unexercised
                                                                 Unexercised        In-the-Money
                                                                Options/SARs        Options/SARs
                                                                At FY-End (#)     at FY-End ($) (1)

                       Shares Acquired     Value Realized       Exercisable/        Exercisable/
Name                   on Exercise (#)           ($)           (Unexercisable)      Unexercisable
-----------------      ---------------     ---------------     ---------------    -----------------
Michael J. Ellis             -0-                $-0-               483,332           $17,500 (2)
                                                                  (116,668)
-----------------

(1) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options.

(2) Mr. Ellis has options exercisable to acquire up to 416,666 shares of the Company's Common Stock at an exercise price of $.22 per share and options exercisable to acquire up to 66,666 shares of the Company's Common Stock at an exercise price of $.374 per share. Additionally, Mr. Ellis owns unexercisable options to acquire up to 83,334 shares of the Company's Common Stock at an exercise price of $.22 per share, and unexercisable options to acquire up to 34,334 shares of the Company's Common Stock at an exercise price of $.374 per share. The fair market value of the securities underlying Mr. Ellis' options at fiscal year end was $0.255 per share based upon the average of the closing bid and ask prices of the Common Stock as quoted on the OTC Electronic Bulletin Board. Accordingly, at fiscal year end, Mr. Ellis' options were worth $0.035 and $0.00 per share respectively or $17,500 in total.


6.   1994 STOCK INCENTIVE PLAN - ADDITIONAL SHARES.
     ----------------------------------------------
     The Board of Directors of the Company has determined that, in order to be able to provide additional incentive to the Company's management employees, it is in the best interest of the Company and its stockholders that an additional 500,000 shares be authorized to be issued pursuant to the exercise of options granted under the 1994 Plan. Section XVIII of the Plan, Section 422 of the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended, each require that any increase in the aggregate number of shares which may be issued under the 1994 Plan be approved by a majority of the stockholders of the Company at a regular or special meeting of the stockholders called for that purpose.

     For the reasons stated above, the Company recommends a vote FOR approval of the proposal to increase by 500,000 shares the total number of shares which may be issued pursuant to options granted under the 1994 Plan.


7.   TRANSACTIONS WITH MANAGEMENT AND OTHERS.
     ----------------------------------------

     Global Equity Corporation Transaction
     -------------------------------------
     On September 12, 1996, the Company entered into an agreement to sell 4,000,000 shares of newly issued convertible preferred stock ("Preferred Shares") to Global Equity Corporation ("Global") for $1,000,000 (the "Global Agreement"). The Company is obligated to pay a 7% non-cumulative annual dividend on all of the outstanding Preferred Shares. Each of the Preferred Shares is convertible into a share of the Company's common stock on a one-for-one basis commencing the earlier of (i) one year from the date of issuance or
(ii) the effective date of a registration statement registering for sale the shares of common stock issuable upon conversion of the Preferred Shares, and ending three years from the date of issuance. Pursuant to the terms of the Global Agreement, the Company has agreed that no dividends will be paid on the Company's existing common stock, no distributions will be made on the Company's common stock, and no shares of the Company's common stock will be redeemed, retired, or otherwise acquired for valuable consideration until all declared dividends on the Preferred Shares have been paid or the Company has set aside a sufficient amount to pay them. The holders of Preferred Shares have voting rights that are identical to the voting rights of holders of common stock. The Company will use the proceeds to accelerate development of new software products, to develop new markets for its products and for working capital purposes. As of the date of this Proxy Statement, the sale of the Preferred Shares has been consummated and the Company has received the proceeds of $1,000,000.

     Global Equity Corporation (f/k/a The Ondaatje Corporation), is a Canadian corporation having its principal offices in Toronto, Ontario, Canada. As part of the sale of the Preferred Shares, and so long as Global owns any Preferred Shares, the Company has agreed to take all necessary action to establish the size of its Board of Directors at five (5) directors and to take all necessary and appropriate action to elect or appoint to the Company's Board of Directors two representatives designated by Global. Following consummation of the sale of the Preferred Shares, Global designated Messrs. Webb and Hart as its representatives. Messrs. Webb and Hart were thereafter appointed to the Company's Board of Directors effective November 13, 1996, following the voluntary resignations of Charles Powell and Anthony Accetta as directors, served as directors during fiscal 1997, and have been nominated to serve as members of the Company's Board of Directors during fiscal 1998. Mr. Webb is currently Senior Investment Analyst for Global, and Mr. Hart currently serves as Global's President and CEO.


8.   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT.
     ----------------------------------------
     Hein + Associates, CPA, served as the Company's principal accountant for the fiscal year ended June 30, 1997 and is expected to be retained as the Company's principal accountant for the fiscal year ending June 30, 1998. Representatives of Hein & Associates, CPA, are not expected to be present at the Annual Meeting of Shareholders. However, should representatives of Hein & Associates, CPA attend the Annual Meeting of Shareholders, said representatives will have an opportunity to make a statement if they so desire or to respond to appropriate questions.


                                 OTHER MATTERS
                                 -------------
     The Company's management is not aware of other matters which may come before the Meeting. The Directors' designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

     A copy of Form 10-KSB, the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing, from the office of the Company at its address noted on this Proxy Statement.


                                   SISCOM, INC.



                                   By:  /s/ Robert D.S. Turner
                                        --------------------------------
                                        Robert D.S. Turner, Secretary



                              1998 Annual Meeting
                              -------------------

     No definitive date for the Annual Meeting of Shareholders in 1998 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 1998 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than June 30, 1998.

                                 SISCOM, INC.

                   PROXY SOLICITED ON BEHALF OF THE COMPANY

          The undersigned hereby constitutes and appoints Michael J. Ellis or Robert D.S. Turner (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of Siscom, Inc. (the "Company") to be held at the principal executive offices of the Company, 7464 Arapahoe Avenue, Suite B-17, Boulder, Colorado 80303, on January 12, 1998 at 11:00 o'clock a.m. Mountain Standard Time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

  (1)          FOR ___________     WITHHOLD AUTHORITY __________

               To elect all of the nominees listed below:

               Michael J. Ellis, Robert D. S. Turner, Mark S. Boledovich,
                          Maxim C.W. Webb, and John R. Hart

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)
               ______________________________________________

  (2)          FOR ____________    AGAINST ____________ ABSTAIN____________

               To increase the number of shares which may be issued pursuant to the exercise of options granted under the Company's 1994 Stock Incentive Plan by an additional 500,000 shares.

  (3) Upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND ITEM 2 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

                         Date _________________________________, 199____

                         _______________________________________________
                         Name (please type or print)
                         _______________________________________________
                         Signature
                         _______________________________________________
                         Signature, if held jointly

     Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.